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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):            June 21, 1998
                                                     --------------------------


                           THE LEARNING COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-12375                                         94-2562108
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(Commission File Number)                       (IRS Employer Identification No.)


One Athenaeum Street, Cambridge, Massachusetts                   02142
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    (Address of principal executive offices)                   (Zip Code)


                                 (617) 494-1200
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               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     On June 22, 1998, The Learning Company, Inc., a Delaware corporation (the "Company"), and Broderbund Software, Inc. ("Broderbund") announced that they had reached a definitive agreement for the Company to acquire Broderbund in a merger pursuant to which the Company will issue 0.80 shares of the Company's Common Stock in exchange for each outstanding share of Broderbund's Common Stock.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 22, 1998                THE LEARNING COMPANY, INC.
                                     (Registrant)



                                   By: /s/ Neal S. Winneg
                                       -----------------------------------------
                                       Neal S. Winneg
                                       Senior Vice President and General Counsel



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                                  EXHIBIT INDEX

Exhibit
Number         Description
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 2.1           Agreement and Plan of Merger, dated as of June 21, 1998, by and among The Learning Company, Inc., TLC Merger Corp. and Broderbund
               Software, Inc.